UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 15, 2011

Date of Report (Date of earliest event reported)

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34948	27-2963337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2011, General Growth Properties, Inc. (the “Company”) announced that Mr. James A. Thurston, 39, was appointed to serve as Senior Vice President, Chief Accounting Officer of the Company, effective on June 21, 2011.  Mr. Thurston is an at-will employee of the Company.  Pursuant to the terms of his employment, he will receive a base salary of $275,000.  In addition, on his start date, Mr. Thurston will be eligible to participate in the GGP Incentive Compensation Plan in place at that time.  His anticipated target award percentage potential is 50%.

Prior to joining the Company, since 2004, Mr. Thurston has been the Vice President Finance, International Operations for Simon Property Group, Inc.  During that time, he worked closely with the joint venture partners of the European ventures and participated in the direction and execution of the joint ventures’ strategic plans on behalf of Simon Property Group, Inc.  Mr. Thurston also served as an audit committee representative for the European joint ventures.  From 2001 until 2004, Mr. Thurston served as the SEC Consolidation Director at Simon Property Group, Inc.  During that time, he directed and coordinated the CFO duties of two European joint ventures on behalf of Simon Property Group, Inc.  From 2000 to 2001, Mr. Thurston served as a Controller for an entrepreneurial business-to-business venture for one year.  Mr. Thurston began his career at Ernst & Young in 1994 where he remained until 2000.  Mr. Thurston has over seven years experience working with IFRS, experience directing budgeting, capital planning and financing activities, as well as underwriting strategic capital investments, acquisitions and disposition decisions.

Other than as set forth herein, there are (1) no arrangements or understandings between Mr. Thurston and any other person pursuant to which Mr. Thurston was appointed to serve as Chief Accounting Officer, and (2) no transactions between Mr. Thurston and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release titled “General Growth Properties Appoints Chief Accounting Officer” dated June 15, 2011 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

/s/ Andrew J. Perel
Name: Andrew J. Perel
Title: Executive Vice President, General Counsel and Secretary

Date: June 15, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release titled “General Growth Properties Appoints Chief Accounting Officer” dated June 15, 2011 (furnished herewith)